Transamerica International Small Cap Value Investment Strategy - Retail Class [Member] - Transamerica International Small Cap Value	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]	The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (“small-cap companies”). The sub-adviser considers small-cap companies to be those with market capitalizations within the range of the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index, a benchmark of the fund, at the time of investment. As of December 31, 2025, the market capitalization range of the MSCI EAFE Small Cap Index was between $346 million and $40 billion. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser seeks stocks that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return. Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small-cap companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its net assets in securities of companies in emerging markets. The sub-adviser defines emerging markets countries as those countries included in the MSCI Emerging Markets Index and other countries with similar emerging market characteristics as determined by the sub-adviser. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to moderate specific country and currency risks. The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI EAFE Small Cap Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-140 securities as a result of this process. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and expected reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the MSCI EAFE Small Cap Index.